UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported): July 2, 2015

Turbine Truck Engines, Inc.
(Exact name of small business issuer as specified in its charter)

Nevada	333-109118	59-3691650
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

11120 NE 2nd Street, Suite 200, Bellevue, WA 98004

(Address of principal executive offices)

(206) 617-9797

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CF$ 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 29, 2015, the Board of Directors of Turbine Truck Engines, Inc. (the “Company”) approved the issuance of certain common stock options to be awarded to two of the Company’s senior officers/directors and to one of the Company’s management consultants, in consideration of the work they have done for the Company to date and for their continued commitment to the Company. The Common stock options awarded (a) carry an award date of June 29, 2015; (b) are fully vested and exercisable immediately upon award; (c) expire five (5) years after the grant date; and (d) carry an exercise price of sixteen cents ($0.16US). The following individuals were awarded the Options listed below:

Enzo Cirillo (Interim CEO/Board Chairman)	1,500,000 vested options
Christopher David (Pres/Secretary/Treasurer/Director)	1,500,000 vested options
Robert Oliva (Management Consultant)	1,500,000 vested options

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

N/A

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Turbine Truck Engines, Inc.

Dated: July 2, 2015	By:	/s/ Christopher David
Christopher David
President, Secretary, Treasurer and Director